Discontinued operations	12 Months Ended
Dec. 31, 2020
Disclosure of analysis of single amount of discontinued operations [abstract]
Discontinued operations

25. Discontinued operations

On November 23, 2020 we signed a share purchase agreement with Selvita S.A. in relation to the disposal of Fidelta d.o.o. (our fee-for-service segment). As net assets associated with our fee-for-service business will be recovered principally through a sale transaction rather than through continuing use, we have classified these assets and the associated liabilities as held for sale in our financial statements for the year ended December 31, 2020.

The transaction was completed on January 4, 2021 for a total consideration of €37.1 million (including the customary adjustments for cash and working capital). Fidelta will continue performing drug discovery services for us for the next five years for which we have purchase commitments for an aggregate amount of €27.0 million.

Held for sale assets are stated at their carrying amount, which is lower than the fair value less costs to sell.

As we expect to continue to purchase services from Fidelta d.o.o. after the closing of the transaction, we eliminated the intragroup revenue and cost in discontinued operations.

(i)                                Financial performance

	Year ended December 31,
	2020	2019	2018
	(Euro, in thousands, except share and per share data)
Revenues	€16,140	€10,084	€10,170
Other income		8	9
Total revenues and other income	16,140	10,092	10,179

Research and development expenses	(7,685)	(7,229)	(6,653)
General and administrative expenses	(2,000)	(1,319)	(1,253)
Total operating expenses	(9,685)	(8,548)	(7,906)

Operating income	6,455	1,544	2,273

Other financial income	179	93	71
Other financial expenses	(176)	(102)	(135)

Income before tax	6,458	1,535	2,209

Income taxes	(893)	(379)	773

Net income	€5,565	€1,156	€2,981

Basic income per share from discontinued operations	€0.09	€0.02	€0.06
Diluted income per share from discontinued operations	€0.08	€0.02	€0.06
Weighted average number of shares (in thousands of shares)	65,075	57,614	52,113
Weighted average number of shares - Diluted (in thousands of shares)	67,572	60,112	53,922

(ii)                              Assets and liabilities

The following assets and liabilities were classified as held for sale in relation to the discontinued operations:

2020
(Euro, in thousands)
Intangible assets	€21
Property, plant and equipment	10,050
Other non-current assets	160
Trade and other receivables	4,428
Cash and cash equivalents	7,884
Other assets	863
Total assets classified as held for sale	23,406

Non-current lease liabilities	4,115
Other non-current liabilities	70
Trade and other liabilities	3,649
Current lease liabilities	727
Income tax payable	356
Liabilities associated with assets classified as held for sale	8,917

Net assets	€14,488

(iii)                            Cash flow

	2020	2019	2018
	(Euro, in thousands)
Net cash flows generated in operating activities	€7,173	€2,911	€3,335
Net cash flows used in investing activities	(2,284)	(1,350)	(799)
Net cash flows used in financing activities	(664)	(709)	—
Net cash flow from discontinued operations	€4,225	€852	€2,536